UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 14, 2019. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	178,524,050	83,035,878	1,104,250	41,598,636
Gilbert F. Casellas	250,111,571	11,439,147	1,114,954	41,598,636
Robert M. Falzon	256,678,026	4,891,355	1,095,113	41,598,636
Mark B. Grier	256,324,174	5,220,989	1,119,215	41,598,636
Martina Hund-Mejean	260,196,563	1,428,237	1,040,463	41,598,636
Karl J. Krapek	248,840,181	12,665,644	1,160,238	41,598,636
Peter R. Lighte	259,125,344	2,403,415	1,136,433	41,598,636
Charles F. Lowrey	244,406,441	16,327,870	1,930,815	41,598,636
George Paz	259,994,533	1,520,546	1,150,008	41,598,636
Sandra Pianalto	258,795,721	2,871,752	997,236	41,598,636
Christine A. Poon	257,281,125	4,354,107	1,029,971	41,598,636
Douglas A. Scovanner	259,933,198	1,556,379	1,176,889	41,598,636
Michael A. Todman	258,124,251	3,426,244	1,115,813	41,598,636

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 292,025,113

Votes against: 11,316,469

Abstentions: 923,203

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 242,419,189

Votes against: 17,882,959

Abstentions: 2,363,863

Broker non-votes: 41,598,636

4. The shareholder proposal regarding Right to Act by Written Consent was not approved based on the following votes:

Votes for approval: 35,294,770

Votes against: 224,667,010

Abstentions: 2,701,621

Broker non-votes: 41,598,636

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary

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